THIS WARRANT, AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE REOFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO (1) REGISTRATION OR
(2) AN OPINION OF COUNSEL FOR THE COMPANY OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.


                                     WARRANT

                               To Purchase _______
                            Shares of Common Stock of

                            SURVIVA LINK CORPORATION

                                  May 23, 1994


         SurViva Link Corporation, a Minnesota corporation (the "Company"), for value received, hereby certifies that ___________________________________, or its registered assigns (the "Holder"), is entitled, subject to the terms set forth below, upon exercise of this Warrant to purchase from the Company, at any time or from time to time on or after the date of issuance of this Warrant and on or before 5:00 p.m. (Minneapolis, Minnesota time) on May 23, 1999, up to __________________________ (_______) fully paid and nonassessable shares of
Common Stock, no par value, of the Company ("Common Stock") at a purchase price of One Dollar and Fifty Cents ($1.50) per share (subject to adjustment in accordance with Section 4 hereof). The shares issuable upon exercise or conversion of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Exercise Price," respectively.

         This Warrant is being issued in connection with the execution and delivery of a Stock Purchase Agreement dated as of the date hereof between the Company and the Holder (the Stock Purchase Agreement").

         This Warrant is subject to the following provisions, terms and conditions:

         1. EXERCISE OF WARRANT. This Warrant may be exercised by the Holder, in whole or in part (but not as to any fraction of a share of Common Stock), by surrendering this Warrant, with the Exercise Form attached hereto as Exhibit A filled in and duly executed by such Holder or by such Holder's duly authorized attorney, to the Company at its principal office, accompanied by payment of the Exercise Price in the form of a cashier's or certified check or wire transfer in the amount of the Exercise Price multiplied by the number of shares as to which the Warrant is being exercised.

        2. CONVERSION OF WARRANT.



                                    Page -1-



         (a) The Holder shall also have the right (the "Conversion Right") to convert all or any portion of this Warrant into such number of shares (rounded to the nearest whole share) of Company Common Stock equal to the quotient obtained by dividing (i) the "Aggregate Warrant Spread" as of the close of business on the date the Conversion Right is exercised, by (ii) Market Price of the Common Stock as of the close of business on the date the Conversion Right is exercised. The Conversion Right shall be exercisable at any time or from time to time prior to expiration of this Warrant by surrendering this Warrant with the Conversion Form attached hereto as Exhibit B filled in and duly executed by such Holder or by such Holder's duly authorized attorney to the Company at its principal office.

         (b) For purposes of this Section 2, the "Aggregate Warrant Spread" of all or a portion of this Warrant as of a particular date shall equal (i) the Market Price of the Common Stock multiplied by the number of shares of Common Stock purchasable upon exercise of all or such portion of this Warrant on such date, minus (ii) the Exercise Price multiplied by the number of shares of Common Stock purchasable upon exercise of all or such portion of this Warrant on such date. For purposes of this Section 2, the "Market Price of the Common Stock" as of a particular date shall equal: (i) if the Common Stock is traded on an exchange or is quoted on the Nasdaq National Market, then the average closing or last sale prices, respectively, reported for the ten (10) trading days immediately preceding such date, or (ii) if the Common Stock is not traded on an exchange or on the Nasdaq National Market but is traded on the Nasdaq SmallCap Market, then the average of the mid-points between the closing bid and asked prices reported for the ten (10) trading days immediately preceding such date, or (iii) if the Common stock is not traded on an exchange, the Nasdaq National Market, or the Nasdaq Small-Cap Market but is traded in the local over-the-counter market, then the average of the mid-points between highest bid and lowest asked quotations for each of the ten (10) trading days immediately preceding such date.

         3. EFFECTIVE DATE OF EXERCISE OR CONVERSION. Each exercise or conversion of this Warrant shall be deemed effective as of the close of business on the day on which this Warrant is surrendered to the Company as provided in
Section 1 or Section 2(a) above. At such time, the persons or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise or conversion shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates. Within ten (10) days after the exercise or conversion of this Warrant in full or in part, the Company will, at its expense, cause to be issued in the name of and delivered to the Holder or such other person as the Holder may (upon payment by such Holder of any applicable transfer taxes) direct: (i) a certificate or certificates for the number of full Warrant Shares to which the Holder is entitled upon such exercise or conversion, and (ii) unless this Warrant has expired, a new Warrant or Warrants (dated the date hereof and in form identical hereto) representing the right to purchase the remaining number of shares of Common Stock, if any, with respect to which this Warrant has not then been exercised or converted.



                                    Page -2-



        4. ADJUSTMENT OF EXERCISE PRICE. The above provisions are, however, subject to the following:

         (a) If the Company shall at anytime hereafter subdivide or combine the outstanding shares of Common stock or declare a dividend payable in Common Stock or in securities convertible into Common Stock: (i) the Exercise Price in effect immediately prior to the subdivision, combination or record date for such dividend payable in Common Stock or in securities convertible into Common Stock shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend payable in Common Stock or in securities convertible into Common Stock, by multiplying the then current Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock outstanding (assuming the conversion of all securities convertible into Common Stock) immediately before such subdivision, combination or record date, and the denominator of which is the number of shares of Common Stock outstanding (assuming the conversion of all securities convertible into Common Stock) after such subdivision, combination or record date; and (ii) the number of shares of Common Stock issuable upon exercise of this Warrant shall be changed to the number determined by multiplying the then current number of shares of Common Stock issuable upon exercise of this Warrant by a fraction, the numerator of which is the number of shares of Common Stock outstanding (assuming the conversion of all securities convertible into Common Stock) after such subdivision, combination or record date, and the denominator of which is the number of shares of Common Stock outstanding (assuming the conversion of all securities convertible into Common Stock) immediately before such subdivision, combination or record date.

         (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder hereof shall hereafter have the right to receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company into which this Warrant was immediately theretofore exercisable or convertible, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock into which this Warrant was immediately theretofore exercisable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of Holder to the end that the provisions hereof (including without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable upon exercise or conversion of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets into



                                    Page -3-



which, in accordance with the foregoing provisions, such holder may be entitled to convert this Warrant.

         (c) If the Company distributes to all holders of Common Stock any assets (excluding ordinary cash dividends), debt securities, or any rights or warrants to purchase debt securities, assets or other securities (including Common Stock), the Exercise Price shall be adjusted in accordance with the formula:

                      E1 = [E x  (O x M) - F] / (O x M)
where:

                  E1       =        the adjusted Exercise Price.
                  E        =        the current Exercise Price.
                  M        =        the average market price of Common Stock
                                    for the 30 consecutive trading days
                                    commencing 45 trading days before the record
                                    date mentioned below.
                  O        =        the number of shares of Common stock
                                    outstanding on the record date mentioned
                                    below.
                  F        =        the fair market value on the record date
                                    of the aggregate of all assets, securities, rights or warrants distributed. The
                                    Company's Board of Directors shall determine the fair market value in the exercise of its reasonable judgment.

         The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

         (d) If the Company issues or sells any shares of Common Stock (other than dividends payable in shares of Common Stock) or any options, warrants, convertible securities and other rights to subscribe to or otherwise acquire Common Stock (such rights referred to as "Options") for a consideration per share less than the Exercise Price then in effect, then the Exercise Price in effect immediately prior to such issuance or sale shall be reduced so as to equal such per share consideration. If the Exercise Price is adjusted as the result of the issuance of any Options, no further adjustments of such Exercise Price shall be made at the time of the exercise or conversion of such Options. The consideration per share for any issuance of Common Stock or Options shall equal a fraction, the numerator of which is equal to the sum of (i) the total amount received or receivable by the Company as consideration for such issuance, plus (ii) the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise, conversion or exchange of any Options included in such issuance, and the denominator of which is equal to the total number of shares of Common Stock issued, or issuable upon the exercise, conversion or exchange of Options issued, in such issuance. If the Company issues or sells any shares of Common Stock or any Options for consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors of the Company.



                                    Page -4-



         (e) Notwithstanding Section 4(d) above, no adjustment of the Exercise Price shall be made pursuant to Section 4(d) above as a result of issuances, sales or grants of: (i) up to 150,000 shares of Common Stock issuable upon exercise of the Warrants dated between March 1993 and October 1993 issued in connection with private placements of Common Stock, (ii) securities issued for the acquisition of another corporation by the Company by merger, purchase of substantially all the assets of such corporation or another reorganization resulting in the ownership by the Company of not less than a majority of the voting power of such corporation; or (iii) options to purchase not more than 500,000 shares of Common Stock (such number being subject to adjustment of any stock dividend, stock split, subdivision, combination or other recapitalization of the Common Stock of the Company) issued to directors or employees of or consultants to the Company pursuant to the Company's Stock Option Incentive Plan of 1992 (and the Common Stock issuable upon exercise thereof).

         (f) Upon any adjustment of the Exercise Price, then and in each such case, the Company shall give written notice thereof, by First Class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares for which this Warrant may be exercised, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         5. COMMON STOCK. As used herein, the term "Common Stock" shall mean and include the Company's presently authorized shares of common stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company.

         6. NO VOTING RIGHTS. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company unless and until exercised or converted pursuant to the provisions hereof.

         7. TRANSFER OF WARRANT OR RESALE OF COMMON STOCK. The Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant in whole or in part, or transferring any Warrant Shares, of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Such notice shall include an opinion of counsel reasonably satisfactory to the Company that (i) the proposed transfer may be effected without registration or qualification under the Securities Act of 1933, as amended (the "Act") and any applicable state securities or blue sky laws, or
(ii) the proposed transfer has been registered under such laws. Upon delivering such notice, such Holder shall be entitled to transfer this Warrant or such Warrant Shares, all in accordance with the terms of the notice delivered by such Holder to the Company, provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel to the Company to prevent further transfers which would be in violation of Section 5 of the Act and applicable state securities or blue sky laws.



                                    Page -5-



         If in the opinion of counsel to the Company or other counsel reasonably acceptable to the Company the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this
Section 7 may not be effected without registration of this Warrant or the Warrant Shares, the Company shall promptly give written notice thereof to the Holder within ten (10) days after the Company receives such notice, and the Holder will limit its activities in respect to such transfer or disposition as, in the opinion of both such counsel, are permitted by law.

         8. COVENANTS OF THE COMPANY. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that the Company will at all times have authorized and reserved for the purpose of issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

         9. CERTAIN NOTICES. The Holder shall be entitled to receive from the Company immediately upon declaration thereof and at least thirty (30) days prior to the record date for determination of shareholders entitled thereto or to vote thereon (or if no record date is set, prior to the event), written notice of any event which could require an adjustment pursuant to Section 4 hereof or of the dissolution or liquidation of the Company. All notices hereunder shall be in writing and shall be delivered personally or by telecopy (receipt confirmed) to such party (or, in the case of an entity, to an executive officer of such party) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

         If to Holder:              __________________________

                                    __________________________

                                    __________________________

                                    __________________________
                                    Telecopier: (612) ___-____

         If to the Company:         SurViva Link Corporation
                                    2975 - 84th Lane N.E.
                                    Minneapolis, Minnesota  55449
                                    Attention:   Byron Gilman, Chief Executive
                                                       Officer
                                    Telecopier:  (612) 780-2786

         Any party may change the above-specified recipient and/or mailing address by notice to all other parties given in the manner herein prescribed. All notices shall be deemed given on the date when actually delivered as provided above (if delivered personally or by telecopy) or on the day shown on the return receipt (if delivered by mail or delivery service).

         10. REGISTRATION RIGHTS. The Holders of this Warrant and the Warrant Shares are entitled to the benefits of all of the terms, provisions and conditions of Section 6 of the Stock Purchase Agreement.



                                    Page -6-



         11. MISCELLANEOUS.

         (a) No amendment, modification or waiver of any provision of this Warrant shall be effective unless the same shall be in writing and signed by the holder hereof.

         (b) This Warrant shall be governed by and construed in accordance with the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its authorized officer and dated as of the date stated above.

                                    "Company"

                                    SURVIVA LINK CORPORATION


                                    By _______________________________________

                                    Its ______________________________________



                                    Page -7-



                                                                       Exhibit A

NOTICE OF EXERCISE OF WARRANT --      To Be Executed by the Registered Holder in
                                      Order to Exercise the Warrant


         The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase for cash, pursuant to Section 1 thereof, ________________ shares of Common Stock issuable upon the exercise of such Warrant. The undersigned requests that certificates for such shares be issued in the name of ___________________________________________. If such Warrant is not fully exercised, the undersigned requests that a new Warrant to purchase the balance of shares remaining purchasable thereunder be issued in the name of
_______________________.


Dated: ___________, 199__       _________________________________________
                                [Name of registered Holder]

                                __________________________________________
                                [Signature]

                                __________________________________________
                                [Street Address]

                                __________________________________________
                                [City, State, Zip]

                                __________________________________________
                                [Tax Identification Number]



                                    Page -8-



                                                                       Exhibit B

NOTICE OF CONVERSION OF WARRANT --    To Be Executed by the Registered Holder in
                                      Order to Convert the Warrant on a Cashless
                                      Basis


         The undersigned hereby irrevocably elects to convert, on a cashless basis, a total of ______________ shares of Common Stock, otherwise purchasable upon exercise of the attached Warrant, into such lesser number of shares of Common Stock as determined by Section 2 of the Warrant. The undersigned requests that certificates for such shares be issued in the name of ______________________________________. If such Warrant is not fully exercised, the undersigned requests that a new Warrant to purchase the balance of shares remaining purchasable thereunder be issued in the name of
_____________________________________.


Dated: ___________, 199__       _________________________________________
                                [Name of registered Holder]

                                __________________________________________
                                [Signature]

                                __________________________________________
                                [Street Address]

                                __________________________________________
                                [City, State, Zip]

                                __________________________________________
                                [Tax Identification Number]



                                    Page -9-



                                                                       Exhibit C

ASSIGNMENT OF WARRANT --              To Be Executed by the Registered Holder in
                                      Order to Transfer the Warrant


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:


                           _________________________________________
                           [Name of registered Holder]

                           __________________________________________
                           [Signature]

                           __________________________________________
                           [Street Address]

                           __________________________________________
                           [City, State, Zip]

                           __________________________________________
                           [Tax Identification Number]


the right to purchase ____________ of the shares of Common Stock of SurViva Link Corporation to which this Warrant relates and appoints
_______________________________ attorney, with full power of substitution, to transfer said right on the books of Surviva Link Corporation.

Dated:  __________, 199__           __________________________________________
                                    [Name of registered Holder]

                                    __________________________________________
                                    [Signature]



                                    Page -10-